                                                                      EXHIBIT 99

EXHIBIT     DESCRIPTION

EX-99.a     Articles of Incorporation of American Century Quantitative Equity
Funds, Inc., dated February 26, 2004.

EX-99.b     Bylaws of American Century Quantitative Equity Funds, Inc., dated
March 1, 2004.

EX-99.d     Management Agreement between American Century Quantitative Equity
Funds, Inc. and American Century Investment Management, Inc. (to be filed by amendment)

EX-99.e     Distribution Agreement between American Century Quantitative Equity
Funds, Inc. and American Century Investment Services, Inc. (to be filed by amendment)

EX-99.g1    Master Agreement by and between Commerce Bank N.A. and Twentieth
Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to
Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28,
1997, and incorporated hereby by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and The
Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective
Amendment No. 31 to the Registration Statement on Form N-1A of American Century
Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement between American Century
Investments and The Chase Manhattan Bank, dated December 9, 2000 (filed as
Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on January 9, 2001, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the Chase Manhattan Bank (to be filed by amendment)

EX-99.h1    Transfer Agency Agreement between American Century Quantitative
Equity Funds, Inc. and American Century Services Corporation(to be filed by amendment)

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003, (filed electronically as Exhibit h9 to Post-Effective
Amendment No. 39 to the Registration Statement of American Century Target
Maturities Trust on January 30, 2004, File No. 2-94608.

EX-99.h3    Customer Identification Program Reliance Agreement dated October 1,
2003 (filed electronically as Exhibit e10 to Post-Effective Amendment No. 40 to
the Registration Statement of American Century Municipal Trust on September 30,
2003, File No. 2-91229).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j2    Power of Attorney, dated March 1, 2004.

EX-99.j3    Secretary's Certificate, dated February 26, 2004

EX-99.m1    Advisor Class Master Distribution and Shareholder Services Plan of
American Century Quantitative Equity Funds, Inc. (to be filed by amendment).

EX-99.m2    C Class Master Distribution and Shareholder Services Plan of American
Century Quantitative Equity Funds, Inc. (to be filed by amendment).

EX-99.m3    R Class Master Distribution and Shareholder Services Plan of American
Century Quantitative Equity Funds, Inc. (to be filed by amendment).

EX-99.n     Multiple Class Plan of American Century Quantitative Equity Funds,
Inc. (to be filed by amendment).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).